MICT Inc.

“From Seed to Sale”

The Leading Agri-Fintech Platform for the Emerging Markets

November 2022

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of MICT and Tingo and their respective affiliates, from time to time may contain, "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. MICT's and Tingo's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, MICT's and Tingo's expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination.

The statements contained in this report that are not purely historical are forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements.

Most of these factors are outside of the control of MICT or Tingo and are difficult to predict. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement (as defined below); (2) the inability to complete the Business Combination, including due to the failure to obtain approval of the stockholders of MICT or Tingo or other conditions to closing in the Merger Agreement; (3) the inability to obtain or maintain the listing of MICT's common stock on Nasdaq; (4) the risk that the Business Combination disrupts current plans and operations of Tingo or MICT as a result of the announcement and consummation of the Business Combination; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; (7) the inability to complete the Business Combination due to the inability to obtain regulatory approval; (8) changes in applicable laws or regulations; (10) the possibility that MICT or Tingo may be adversely affected by other economic, business, and/or competitive factors; and (11) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties to be identified in the proxy statement/prospectus (when available) relating to the Business Combination, including those under "Risk Factors" therein, and in other filings with the SEC made by MICT. The foregoing list of factors is not exclusive. Readers are referred to the most recent reports filed with the SEC by MICT. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor shall there be any offer or sale of our securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification of our securities under the laws of any such jurisdiction.

ADDITIONAL INFORMATION

MICT, Inc., a Delaware corporation ("MICT" or the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "SEC") a preliminary proxy statement of MICT in connection with the proposed business combination transaction (the "Business Combination") involving MICT and Tingo, Inc., a Nevada corporation ("Tingo"). The definitive proxy statement and other relevant documents will be mailed to stockholders of MICT as of a record date to be established for voting on the Business Combination. Stockholders of MICT and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with MICT's solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about MICT, Tingo and the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, on the SEC's website at www.sec.gov.

Participants in the Solicitation

MICT and Tingo and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of MICT in favor of the approval of the Business Combination.

Additional information regarding the interests of such potential participants will also be included in the Proxy Statement and other relevant documents when they are filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

No Solicitation

This presentation and the annexes hereto do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination.

Table of Contents

Executive Summary

MICT (the "Company") is a result of the merger of MICT, Inc. with Tingo, Inc.

Introduction

MICT Inc.
NASDAQ: MICT

Fintech company providing a range of B2B and B2C proprietary platforms and technology in South East Asia

Tingo
OTCMKTS: TMNA

Leading Fintech and Agri-Fintech company operating in Africa

Key Highlights

$922 Million 2021 Tingo Revenue	**$547 Million** 2022 1H Tingo Revenue
9.3 Million Tingo's customer base at 2022 1H	**30 Million** Estimated Tingo users after signing contract with All Farmers Association of Nigeria [a/]
$6 Billion 2022 1H Transaction Value on Tingo's Nwassa Agri-Platform	**$298 Million** Tingo 2022 1H Net Income Before Tax and Stock Based Compensation

Summary

The Company's Mission

Foster digital and financial inclusion through its technology platforms, with the aim of driving the social and economic upliftment of its customers

Tingo Agri-Fintech Mission

Make a difference towards improving global food supply and tackling the world's food security crisis through the empowerment of the farmer, enabling them to increase crop yields and gain better access to markets

With the merger

The Company is in a strong position to deliver regional expansion throughout Africa and globally, including in Asia and Latin America, becoming a Leading Agri-Fintech Platform for Emerging Markets

Company's operations follow a mature ESG framework underpinned and guided by the United Nations' Sustainable Development Goals

Notes: a/ See October 20th, 2022 press release in Appendix. b/ All figures relating to Tingo are as previously reported by Tingo Inc. in their Q2 2022 Form 10-Q

Table of Contents

Current Business Activities in Asia

Insurance Brokerage & Financial Services

- Board and Management have established strong Government and Private Sector relationships in China over the past 15 years
- Magpie financial services platform developed to be world class, now being rolled out under broker-as-a-service and white-label model
- Leading global bank signed as global payment and forex partner, enabling provision of highly competitive services and forex rates to customers
- Established strong relationships with China's largest insurance companies and banks
- Opportunity to expand insurance into B2B2C and B2C in China, in partnership with China's biggest online portals
- Extensive experience in developing and operating high volume B2B and B2C transactional platforms in China
- Acquired financial services broker in HK, with Financial Services and Securities license from Hong Kong SFC
- Approved for wide-ranging Capital Markets License from Monetary Authority of Singapore, permissions include leveraged products, commodities, cryptocurrencies and NFTs
- Secured nationwide and regional insurance licenses covering most of developed China
- Launched B2B insurance platform in 2021, gaining >1 million customers

Current Business Activities in Africa

Tingo's One-Stop Marketplace

NWASSA

Underserved Customers

- Farmers
- Storage
- Transport
- Logistic

Mobile Device Leasing & Sales

- 3-year contract
- Fully amortized
- Can do outright bulk sales
- Pre-installed with proprietary platform

c.46% of 1H 2022 revenue

Airtime & Data

- Voice and data services
- airtel partnership

95%+ of mobile leasing customers purchase data packages

c.6% of 1H 2022 revenue

FinTech & Agri-Fintech Platform

Connecting buyers and sellers

- Trading Agricultural Product
- Insurance
- Loans
- Utility Payments

55%+ of mobile customers use NWASSA platform

c.58% of 1H 2022 revenue

Tingo Pay powered by VISA

- Fully integrated Super App incl. e-money wallet and payment services

- Wallet top-up
- Payment Services
- Loans / Insurance
- Utility payments
- E-commerce
- Visa Debit

New for Q4 2022

Current Business Activities – Visa Partnership

Visa payment services and digital Visa card embedded within the TingoPay SuperApp.

Visa to promote Visa x TingoPay on a Pan-Africa basis, with the aim of expanding into other parts of the world.

TingoPay SuperApp offers full range of e-wallet, payment services, marketplace, e-commerce services to customers – powered by Visa


N 100,000.00
PAY WITH TINGOPAY
Pay bills and send money effortlessly!
Google Play
App Store

- ✓ Tingo's exclusive partnership with VISA is designed to **accelerate financial inclusion, and social upliftment**
- ✓ Making Tingo Pay easily accessible across **Africa and Asia**, and in the future, other **Emerging Markets**

- ✓ Aim to deliver e-wallet and e-banking services to **30 million** customers in Nigeria, plus rollout Pan-Africa, as well as Asia and beyond

Table of Contents

Merger Transaction

Transaction Rationale	Result
A portfolio of best-in-class financial platforms, products and services with a global expansion strategy	A NASDAQ-listed company with over $1 billion in anticipated annual revenues serving the African and Asian Markets with ambition to expand globally
Opportunity to make MICT's products and platforms available to Tingo's customers in Africa	
Significant ESG impact by meaningfully improving food security and fostering digital and financial inclusion across Africa and Asia	
Facilitates expansion into new markets and broadens product offerings of both entities	One of the world's leading integrated fintech platforms offering combined financial services, insurance brokerage, payment services, a comprehensive marketplace and an e-wallet
Merged entity positioned for organic growth plus strategic acquisitions, with healthy combined cash balances, and strong balance sheets	
Leverages the Agri-Fintech competencies of Tingo into an estimated 200m to 400m farmers across China, furthering its mission of improving food security	

Merger Synergies

Access to one-stop-shop solution that solves challenges from ‘seed to sale’ with access to capital and financial products, promoting financial and technological inclusion



CHINA AND SOUTH EAST ASIA

- Launch of Tingo’s Agri-Fintech platform to China’s farming sector (estimated at between 200m - 400m farmers)
- Creation of new Chinese online portal for Agricultural produce and commodities

- Partnerships with key mobile network operators
- Partnerships with State-Owned Banks and Government agencies



AFRICA

- Introduction of MICT’s FinTech products and platforms to Tingo’s African customer base
- Expand current insurance and financial services offering through MICT’s technology

- Launch of Commodity / Produce Trading Platform offering farmers opportunity to sell excess production
- Finance Pan African expansion, and beyond, into other Emerging Markets, including Latin America


1
5
2
4
3

- Nasdaq listed entity with enhanced funding opportunities to expand business activity

Global Expansion

➢ **Full service offering of Fintech/ Agri-Fintech ecosystem across Emerging Markets**


✓ Pan-African Expansion
✓ Acquisitions in key EM Markets
✓ Agri-FinTech Financial Services
✓ Commodity Trading Platform
South America:
Expand MICT/Tingo platform into Latin America
Asia:
Expand Tingo platform into China and other Asian countries
Africa:
Expand MICT/Tingo platform into other African countries

"TRANSFORMING SOCIAL DEVELOPMENT ACROSS AFRICA, ASIA AND BEYOND"

Table of Contents

Management Team

MICT and Tingo are led by a highly experienced team of executives with strong track records of delivering successful, global businesses with robust corporate governance



Darren Mercer
MICT CEO

- Founded MICT's fintech & insurance businesses
- 15 years tech business in China
- Previously 20 years in investment banking at Henry Cook Lumsden and Albert E Sharp

MICT Inc. ALBERT E SHARP



Dozy Mmobuosi
Tingo Founder & CEO

- Founded Tingo Mobile PLC
- Launched Nigeria's 1st SMS Banking Solution (Flashmecash)
- Co-sponsor for Africa Acquisition Corp Inc.

Tingo AGAC



John Scott
Chairman & Member of BOD

- 50 years experience in stock broking
- Executive Director WHI Ireland Group PLC
- Advisor at Barclays Wealth
- Partner and Director Wise Speke

WHIreland. BARCLAYS



Kevin Chen
MICT Chief Financial Officer

- Former CFO & Board Director at China Rapid Finance (NYSE:XRF)
- Audit Manager at Ernst & Young
- MBA, Kellogg School of Management at Northwestern
- AICPA, CMA

EY



Kenneth Denos
MICT Director, Tingo Executive Vice President & General Counsel

- CEO, Outsize Capital
- Director and Officer, Equus Total Return, Virtual Medical Intl
- Founder of Acadia Law Group
- Previously, CEO of MCC Global

Outsize Capital EQUUS Acadia Law Group PC



Dr. Christopher Cleverly
Tingo President

- Previously CEO of Made in Africa Foundation
- Founded $1.5bn Africa50 Investment Fund
- Founded Trafalgar Chambers on Fleet Street

AFRICA50



John Brown
MICT Director & Tingo Independent Co-Chairman

- MP at Sands Point Consulting
- Senior Advisor, Independence Point Advisors
- Former Group MD, UBS Wealth Management; Divisional COO, Merrill Lynch

Independence Point Advisors MERRILL A BANK OF AMERICA COMPANY UBS

Notes: Kenneth Denos and John Brown are to be appointed to the Board of Directors of MICT Inc. on the closing of the Merger, which is expected to occur by November 30, 2022

Table of Contents

Appendix

MICT Inc.

MICT Enters Into New Merger Agreement To Acquire 100% of Operating Business and Assets of Tingo Inc.

New Merger Structure is Expected to Lead to a Number of Significant and Immediate Benefits to MICT:

- **Expedited Acquisition of 100% of Tingo's Operating Business and Assets**
- **MICT to Consolidate the Revenues, Income and Balance Sheet of Tingo's Operations from Closing (Income Before Tax for 1HY 2022: $298.4 million - as previously reported within Tingo Inc Q2 2022 Form 10-Q)**
- **Allows for the Launch of Tingo's Food Produce Export Business in Q4 2022**
- **Accelerates the Shift to US Dollar Denominated Revenues for Tingo**
- **Expedited Launch of Global Commodity Trading Platform**

MONTVALE, NJ, Oct. 07, 2022 (GLOBE NEWSWIRE) -- MICT, Inc. (NASDAQ: MICT) ("MICT") and Tingo, Inc. (OTC Markets: TMNA) ("Tingo"), today announced the Company has signed a new merger agreement with Tingo, under new acquisition terms, whereby MICT is now acquiring 100% of the Operating Business and Assets of Tingo at the initial closing of the transaction, in return for the issuance by MICT of a combination of 19.9% of MICT's common stock and two series of convertible preference shares (which if fully converted by Tingo and all conversion conditions are met, would result in Tingo owning 75% of MICT).

The primary reasons for the new merger structure are to expedite the launch of Tingo's food-produce export business, as enabled through funding from MICT, benefiting from several high-margin and material export contracts that will allow the shift of a substantial part of Tingo's revenues directly into US dollars. The transaction also enables the acceleration of the development and launch of Tingo's commodity platform and commodity trading business.

Tingo is a leading Fintech and Agri-Fintech business on the African Continent, offering its growing number of customers a range of technology backed solutions and platforms, a key objective of which is to foster digital inclusion and financial empowerment, including to the farming sector, with the aim of enabling farmers to increase crop yields, reduce crop wastage, improve margins and meaningfully contribute towards tackling the growing global problem of food security.

As previously reported in Tingo's Q2 2022 Form 10-Q, in the first half of 2022, Tingo's operating business reported revenue of $525.7 million, gross profit of $317.4 million, and net income before tax of $298.4 million, which equated to substantial growth as compared to the first half of 2021. In addition to its expected ongoing organic growth, the results of Tingo's operating business for the fourth quarter and second half of 2022 are expected to benefit significantly from several new business-streams, including the full launch of the Tingo Mobile super-app, the roll-out of the pan-African Visa partnership, and the launch of the food-produce export business.

Upon initial closing, MICT welcomes two of the existing directors of Tingo onto its Board, namely John Brown (Tingo Co-Chairman) and Kenneth Denos (Tingo Executive VP, General Counsel and Corporate Secretary).

MICT is also today announcing the appointment of Deloitte (Brightman Almagor Zohar & Co., A Firm in the Deloitte Global Network) as the Group independent auditor, and the appointment of Haitong Securities USA LLC ("Haitong") as financial advisor.

Darren Mercer, Chief Executive Officer of MICT, commented: "The Board of MICT and I are extremely excited about the tremendous prospects and opportunities arising from this new transaction. It will have an immediate material positive impact on the income, earnings and balance sheet of MICT from the date of initial closing, which is expected to occur during November 2022 (following the receipt of Tingo's stockholder approval, in relation to which voting support agreements have been received covering approximately 70% of Tingo's issued common stock).

"Tingo has clearly demonstrated its capabilities and technology, and its operating business is now extremely well positioned to expand globally, including through its upcoming new business streams and product launches.

Appendix

"We anticipate that the dollarization of Tingo's business, as supported by access to our funding, will significantly elevate the value and quality of earnings of Tingo's operating business, and is therefore a high priority focus for us in terms of where we can immediately add substantial value.

"In my opinion, it is unquestionable that this transaction delivers a huge enhancement to our stockholders, not least from the fact that MICT as a group will be significantly profitable, from the date of closing, and will be in a very strong position to further enhance earnings from 2023 and beyond.

"It makes me immensely proud that through the Tingo acquisition, MICT will be assisting in providing solutions to alleviate the world's growing problem of food security and elevating poor communities out of poverty, for example through its fintech solutions that foster financial inclusion and empowerment.

"I look forward to John Brown and Kenneth Denos joining the Board, where their respective skillsets and in-depth knowledge of Tingo and Africa will prove invaluable.

"In addition, we believe the appointment of Deloitte, as the group independent auditor, and of Haitong, as our financial advisor, will be of valuable assistance to our business going forward.

Structure of the Transaction

In order to achieve the above-mentioned benefits, not least the acceleration of MICT's acquisition of the operating business and assets of Tingo, the parties have entered into a new merger structure, which involves a three-step transaction, the first step of which is expected to close in November. As part of the new three step transaction structure, following receipt of the approval of Tingo's stockholders, MICT will acquire 100% of the operating business and assets of Tingo, and certain of Tingo's liabilities, in exchange for (i) shares of MICT's common stock, representing 19.9% of its outstanding common stock; (ii) shares of a newly-formed Series A Convertible Preferred Stock, which will convert into an additional 20.1% of the issued and outstanding shares of MICT common stock, upon receipt of MICT stockholder approval; and (iii) shares of a newly-formed Series B Convertible Preferred Stock, which will convert into an additional 35% of the issued and outstanding shares of MICT common stock, upon receipt of MICT stockholder approval and Nasdaq change of control approval. In the event that all three steps are completed, Tingo would own 75% of MICT's common stock, based on the number of shares of common stock outstanding today. If MICT does not receive stockholder approval or Nasdaq does not approve the change of control, MICT will redeem the outstanding Series A Convertible Preferred and Series B Convertible Preferred, or potentially dilute its ownership in the acquired operating business and assets of Tingo.

Additionally, in order to expedite the expansion of Tingo's operating business and its ability to enter into certain new contracts, MICT has approved a loan of $20 million to Tingo which it intends to fund within the upcoming days. Upon the closing of the transactions described above, the $20 million loan will be assumed by a wholly-owned subsidiary of MICT and remain outstanding as an intercompany loan.

About MICT

MICT is a financial technology business principally focused on the growth and development of a suite of consumer fintech services across approximately 130 cities in China, with planned expansion into additional markets. MICT has developed highly scalable proprietary platforms for insurance products (B2B, B2B2C and B2C) and financial services/products (B2C), the technology for which is highly adaptable for other applications and markets. MICT has acquired and holds the requisite license and approvals with the Hong Kong Securities and Futures Commission to deal in securities and provide securities advisory and asset management services. MICT also has memberships/registrations with the Hong Kong Stock Exchange, the London Stock Exchange and the requisite Hong Kong and China Direct clearing companies. MICT's financial services business and first financial services product, the Magpie Invest app, is able to trade securities on NASDAQ, NYSE, TMX, HKSE, China Stock Connect, LSE, the Frankfurt Stock Exchange and the Paris Stock Exchange.

Appendix

ADDITIONAL INFORMATION

MICT, Inc., a Delaware corporation ("MICT" or the "Company"), intends to file with the U.S. Securities and Exchange Commission (the "SEC") a preliminary proxy statement of MICT in connection with the proposed business combination transaction (the "Business Combination") involving MICT and Tingo, Inc., a Nevada corporation ("Tingo"). The definitive proxy statement and other relevant documents will be mailed to stockholders of MICT as of a record date to be established for voting on the Business Combination. Stockholders of MICT and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with MICT's solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about MICT, Tingo and the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, on the SEC's website at www.sec.gov.

Appendix

Participants in the Solicitation

MICT and certain of its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of MICT in favor of the approval of the Business Combination.

Additional information regarding the interests of such potential participants will also be included in the Proxy Statement and other relevant documents when they are filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of MICT and Tingo and their respective affiliates, from time to time may contain, "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. MICT's and Tingo's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, MICT's and Tingo's expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of MICT or Tingo and are difficult to predict. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement (as defined below); (2) the inability to complete the Business Combination, including due to the failure to obtain approval of the stockholders of MICT or Tingo or other conditions to closing in the Merger Agreement; (3) the inability to obtain or maintain the listing of MICT's common stock on Nasdaq following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations of Tingo or MICT as a result of the announcement and consummation of the Business Combination; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; (7) the inability to complete the Business Combination due to inability to obtain regulatory approval; (8) changes in applicable laws or regulations; (10) the possibility that MICT or Tingo may be adversely affected by other economic, business, and/or competitive factors; and (11) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties to be identified in the proxy statement/prospectus (when available) relating to the Business Combination, including those under "Risk Factors" therein, and in other filings with the SEC made by MICT. The foregoing list of factors is not exclusive. Readers are referred to the most recent reports filed with the SEC by MICT. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MICT and Tingo undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Appendix

MICT Inc.

Tingo

MICT's MERGER TARGET, TINGO MOBILE, SIGNS TRADE AGREEMENT WITH THE UMBRELLA ORGANIZATION FOR ALL AGRICULTURAL AND COMMODITIES ASSOCIATIONS IN NIGERIA

Agreement Includes Commitment to Enroll a Minimum of 20 Million Additional Subscribers to Tingo Mobile's Agri-Fintech Platforms

FOR IMMEDIATE RELEASE - MONTVALE, NJ – October 20, 2022 – MICT, Inc. (NASDAQ: MICT) ("MICT") and Tingo, Inc. (OTC Markets: TMNA) ("Tingo" or the "Company"), today announced that Tingo Mobile PLC ("Tingo Mobile"), which is being wholly acquired under a Merger Agreement with MICT (the "Business Combination"), has signed a trade agreement with the All Farmers Association of Nigeria (AFAN), the umbrella body of the 56 recognized commodities and agricultural associations in Nigeria. Under the terms of the agreement, AFAN has committed to add a minimum of 20 million additional subscribers, which would more than triple Tingo Mobile's existing customer base of 9.3 million. These new subscribers would be comprised principally of owners of small and medium-sized agricultural enterprises throughout the country.

Tingo Mobile will provide the new AFAN subscribers with its full range of value-added products and services under its proven business model and fintech platforms, including:

- Tingo branded smartphones (in partnership with several handset manufacturers);
- Access to the Nwassa Agri-Fintech marketplace platform, allowing subscribers to trade their produce;
- Access to the TingoPay Fintech super-app, allowing subscribers to purchase airtime, data, telephony services and mobile telephone insurance, and also utilize TingoPay's mobile wallet services, utility bill payment service and micro-loan facilities;
- Visa-Tingo debit and credit cards;
- Access to a wide range of agricultural products and tools, including, for example, farming equipment, seeds, fertilizer and pesticides;
- Access to warehousing, transport and storage facilities; and
- Opportunities to wholesale produce locally and nationally, and/or export surplus produce, without suffering multiple layers of middle-men costs.

The enrollment of AFAN's members with Tingo Mobile is expected to have a material impact on Tingo Mobile's revenues and profitability. By way of reference, from its current base of 9.3 million customers, Tingo Mobile generated revenues of $525.7 million, gross profit of $317.4 million and income before tax of $298.4 million during the six months ended June 30, 2022 (as previously reported within Tingo Inc.'s Q2 2022 Form 10-Q). During this period, $252.4 million, or approximately 48.0% of the Company's total revenue, was derived from service fees generated through the Nwassa Agri-Fintech platform.

Having branches in all 36 states of Nigeria, AFAN's vision is to make Nigeria a nation where sustainable agriculture is the bedrock and core foundation of its thriving economy and means of livelihood. As part of its strategy, AFAN recently announced a national program and commitment to register all farmers across Nigeria, which it believes could grow the AFAN membership base to as many as 40 million farmers by 2024 with the potential to reach 60 million thereafter. As part of its relationship with AFAN, Tingo Mobile has committed to use its platforms and agri-fintech and fintech technology to support AFAN in achieving its goals and to assist in tackling the issues faced by Nigeria's farming community.

Dozy Mmobuosi, Tingo Founder and CEO, commented: "Over the past two decades, we have steadily built Tingo Mobile to support our loyal customer base of 9.3 million farmers, including more recently through the introduction of our Nwassa agri-fintech platform and our TingoPay fintech platform.

Many years ago, we made a commitment to adopt the United Nations Sustainable Development Goals as guiding principles, as part of which we are devoted and determined to finding solutions that will meaningfully contribute towards ending food insecurity, hunger, malnutrition, poverty, unemployment and rural under-development, amongst others.

We are incredibly excited to expand our customer base to include the members of AFAN, not least as we aim to empower such members through our technology, for example, by helping them to increase crop-yields and better commercialize their agricultural products in both the national and global markets. Having today significantly further strengthened our position in Nigeria, our goal is to roll-out the Tingo Mobile model to other countries where we will continue to focus our efforts on these underserved agricultural producers and small business owners around the world."

Darren Mercer, Chief Executive Officer of MICT, commented: "The Board of MICT and I are hugely impressed with the remarkable achievement of Dozy Mmobuosi and his team in winning this significantly important and valuable contract. The more than tripling of customer numbers that the agreement with AFAN is expected to deliver, will undoubtedly have a substantial impact on Tingo Mobile's revenues and profitability, both in the near term and beyond.

From the leading market position that Tingo Mobile has achieved in Nigeria, we intend to replicate this same business model in other countries, assisted by Tingo Mobile's pan-African partnership with Visa.

As stated within our announcement of October 7, 2022, we expect that MICT will become very profitable, immediately from the date of closing of the merger, and Today's Announcement will only enhance future profitability. Today's contract further underlines the Board's considerable confidence in the substantial value that the Tingo acquisitions brings to our stockholders."

Farouk Rabiu Mudi, National President, AFAN, commented "The agreement signed today between AFAN and Tingo Mobile is an important step in the revolution of the agricultural business of Nigeria. It further demonstrates our commitment to forging strong partnerships with world leading private sector companies like Tingo, with whom our mission and goals are aligned. The strategic partnership and business relationship with Tingo, which will improve access to capital, inputs, machinery, and markets, will undoubtedly have a hugely positive impact on quality of produce, yield and the welfare of our farmers. This will go a long way towards creating sustainable jobs, guaranteeing food security and increasing Agro Produce export.

At AFAN, we are committed to finding ways to use technological solutions to increase farmer output and market efficiency throughout Nigeria. We are confident we have found a best-in-class partner in Tingo and

Appendix

that this is the beginning of a long and prosperous relationship, which will pay dividends for Nigerian farmers and the whole of Nigeria."

Auwal Maude, CEO – Tingo Mobile PLC, commented on the agreement "The signing of the agreement between Tingo and AFAN marks a significant expansion in Tingo's network and operations. We are confident that by bringing AFAN's members into the Tingo ecosystem we will create better economic opportunities for them, helping them produce better quality food and consistently higher yields. This in turn means the farmers will generate higher revenues each harvest, then through our offtake agreements and Nwassa platform, we aim to elevate the farmer up the value chain and enable them to earn more from their work.

Addressing the challenges faced by Nigeria's farmers remains a core priority for us at Tingo. In line with our mission, we are committed to innovating and developing new ways to increase the capacity, crop yield and quality of life of all our smallholder farmers across the country."

Chris Cleverly, Tingo President, in attendance at the signing ceremony in Abuja, commented: "In times of humanitarian crisis, both global and local, we recognize more than ever the importance of working with key organizations in the agricultural sector, such as AFAN, and bringing technology, value-added services and finance to farmers. Food security is a major priority for every government throughout the world, for both national and international security. We look forward to a strong and deep relationship with AFAN, bringing together all major co-operatives and commodity associations onto our trading platform and smartphone applications, with the aim of powering an agricultural revolution that can feed all Africa, and ultimately all impoverished countries in the world."

About MICT
MICT is a financial technology business principally focused on the growth and development of a suite of consumer fintech services across approximately 130 cities in China, with planned expansion into additional markets. MICT has developed highly scalable proprietary platforms for insurance products (B2B, B2B2C and B2C) and financial services/products (B2C), the technology for which is highly adaptable for other applications and markets. MICT has acquired and holds the requisite license and approvals with the Hong Kong Securities and Futures Commission to deal in securities and provide securities advisory and asset management services. MICT also has memberships/registrations with the Hong Kong Stock Exchange and the requisite Hong Kong and China Direct clearing companies. MICT's financial services business and first financial services product, the Magpie Invest app, is able to trade securities on NASDAQ, NYSE, TMX, HKSE, China Stock Connect, LSE, the Frankfurt Stock Exchange and the Paris Stock Exchange.

About Tingo
Tingo is the leading Agri-Fintech company operating in Africa, with a marketplace platform that empowers social upliftment through mobile, technology and financial access for rural farming communities. Tingo's novel "device as a service" model allows it to add market leading applications to enable customers to trade, buy top ups, pay bills, access insurance and lending services. With 9.3 million existing customers, Tingo is seeking to expand its operations across select markets in Africa. Tingo's strategic plan is to become the eminent Pan-African Agri-Fintech business delivering social upliftment and financial inclusion to millions of SME farmers and women-led businesses.

Tingo, including its subsidiary Tingo Mobile, offers its comprehensive platform service through use of smartphones – 'device as a service' (using GSM technology) -- to empower a marketplace to enable subscribers/farmers within and outside of the agricultural sector to manage their commercial activities of growing and selling their production to market participants both domestically and internationally. The ecosystem provides a 'one stop shop' solution to enable such subscribers to manage everything from airtime top ups, bill pay services for utilities and other service providers, access to insurance services and micro finance to support their value chain from 'seed to sale'.

As of June 30, 2022, Tingo had approximately 9.3 million subscribers using its mobile phones and Nwassa platform. Nwassa is Africa's leading digital agriculture ecosystem that empowers rural farmers and agri-businesses by using proprietary technology to enable access to markets in which they operate. Farm produce can be shipped from farms across Africa to any part of the world, in both retail and wholesale quantities. Nwassa's payment gateway also has an escrow structure that creates trust between buyers and sellers. Tingo's system provides real-time pricing, straight from the farms, eliminating middlemen. Tingo's users pay for produce bought using available pricing on its platform.

Cautionary Note Regarding Forward-Looking Statements
Certain statements made herein contain, and certain oral statements made by representatives of MICT and Tingo and their respective affiliates, from time to time may contain, "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. MICT's and Tingo's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, MICT's and Tingo's expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of MICT or Tingo and are difficult to predict. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement (as defined below); (2) the inability to complete the Business Combination, including due to the failure to obtain approval of the stockholders of MICT or Tingo or other conditions to closing in the Merger Agreement; (3) the inability to obtain or maintain the listing of MICT's common stock on Nasdaq following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations of Tingo or MICT as a result of the announcement and consummation of the Business Combination; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; (7) the inability to complete the Business Combination due to inability to obtain regulatory approval; (8) changes in applicable laws or regulations; (10) the possibility that MICT or Tingo may be adversely affected by other economic, business, and/or competitive factors; and (11) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties to be identified in the proxy statement/prospectus (when available) relating to the Business Combination, including those under "Risk Factors" therein, and in other filings with the SEC made by MICT and Tingo. The foregoing list of factors is not exclusive. Readers are referred to the most recent reports filed with the SEC by MICT and Tingo. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MICT and Tingo undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

No Solicitation
This Press Release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination.

Appendix

ADDITIONAL INFORMATION

MICT intends to file with the SEC a preliminary proxy statement of MICT in connection with Business Combination. The definitive proxy statement and other relevant documents will be mailed to stockholders of MICT as of a record date to be established for voting on the Business Combination. Stockholders of MICT and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with MICT's solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about MICT, Tingo and the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, on the SEC's website at www.sec.gov.

Tingo intends to file with the SEC a preliminary information statement of Tingo in connection with Business Combination. The definitive information statement and other relevant documents will be mailed to stockholders of Tingo as of a record date to be established for voting on the Business Combination. Stockholders of Tingo and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive information statement because these documents will contain important information about Tingo, MICT and the Business Combination. Stockholders will also be able to obtain copies of the information statement, without charge, once available, on the SEC's website at www.sec.gov.

Participants in the Solicitation

MICT and Tingo and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of MICT in favor of the approval of the Business Combination.

Additional information regarding the interests of such potential participants will also be included in the Proxy Statement and other relevant documents when they are filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

MICT Inc. Contact Information
Email: info@mict-inc.com
Phone: (201) 225-0190

Tingo, Inc. Contact Information
Rory Bowen
Chief of Staff – Tingo, Inc.
Rory.bowen@tingoinc.com